UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2018

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01              Entry into a Material Definitive Agreement.

$1,100,000,000 aggregate principal amount of 6.500% Senior Notes due 2026

On October 30, 2018, United Rentals (North America), Inc. (“URNA”) completed an offering of $1,100,000,000 aggregate principal amount of its 6.500% Senior Notes due 2026 (the “Notes”). The Notes were sold pursuant to United Rentals, Inc. (“URI”) and URNA’s shelf registration statement on Form S-3 (File No. 333-222683) (the “Registration Statement”) previously filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act as supplemented by the final prospectus supplement dated October 24, 2018 and filed with the SEC on October 25, 2018.

The Notes were issued pursuant to an indenture, dated as of October 30, 2018 (the “Indenture”), among URNA, URI, certain domestic subsidiaries of URNA (the “Subsidiary Guarantors” and, together with URI, the “Guarantors”), and Wells Fargo Bank, National Association, as trustee.

The Notes mature on December 15, 2026 and bear interest at a rate of 6.500% per year payable semi-annually in cash in arrears on June 15 and December 15 of each year. The first such interest payment will be made on June 15, 2019.

The Notes are senior obligations of URNA and rank equally with all of its existing and future senior indebtedness, effectively junior to any of its existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness and senior in right of payment to any of its existing and future subordinated indebtedness.

The Notes are guaranteed on a senior basis by the Guarantors. The guarantees are senior obligations of the Guarantors and rank equally with all of their existing and future senior indebtedness, effectively junior to any of their existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness and senior in right of payment to any of their existing and future subordinated indebtedness. The Notes are not guaranteed by URNA’s foreign subsidiaries or unrestricted subsidiaries.

URNA may redeem some or all of the Notes, at its option, at any time on or after December 15, 2021, at the following redemption prices (expressed as percentages of principal amount), plus accrued and unpaid interest, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on December 15 of each of the years indicated below:

Year	Redemption Price
2021	103.250%
2022	102.167%
2023	101.083%
2024 and thereafter	100.000%

At any time prior to December 15, 2021, URNA may redeem some or all of the Notes at a price equal to 100% of the aggregate principal amount of the Notes to be redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any, to the redemption date. In addition, at any time on or prior to December 15, 2021, URNA may, at its option, on one or more occasions, redeem up to 40% of the aggregate principal amount of the Notes with the net cash proceeds of certain equity offerings at a price equal to 106.500% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to the redemption date. Upon the occurrence of certain change of control events, URNA must offer to repurchase the Notes at a price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the purchase date.

If (i) URI’s planned acquisition of Vander Holding and its subsidiaries (the “BlueLine Acquisition”) is not consummated on or before May 29, 2019 (the “Acquisition Deadline”), (ii) URI has determined that the BlueLine Acquisition will not be consummated on or before the Acquisition Deadline and gives the trustee for the Notes a written notice to that effect, or (iii) the merger agreement entered into in connection with the BlueLine Acquisition is terminated in accordance with its terms or by agreement of the parties thereto, URNA will be required to redeem the Notes at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to, but not including, the redemption date.

The Indenture governing the Notes contains certain covenants applicable to URNA and its restricted subsidiaries, including limitations on: (1) liens; (2) mergers, consolidations and sale of assets; and (3) dividends and other distributions, stock repurchases and redemptions and other restricted payments. The Indenture governing the Notes also contains requirements relating to additional subsidiary guarantors. Each of these covenants is subject to important exceptions and qualifications. In addition, the covenant relating to dividends and other distributions, stock repurchases and redemptions and other restricted payments and the requirements relating to additional subsidiary guarantors will not apply to URNA and its restricted subsidiaries during any period when the Notes are rated investment grade by both Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc., or, in certain circumstances, another rating agency selected by URNA, provided at such time no default under the Indenture has occurred and is continuing.

The Indenture provides for customary events of default, including the following (subject to any applicable cure period): nonpayment, breach of covenants in the Indenture, payment defaults under or acceleration of certain other indebtedness, failure to discharge certain judgments and certain events of bankruptcy, insolvency and reorganization. If an event of default occurs or is continuing, the trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare the principal of, premium, if any, and accrued and unpaid interest, if any, to be due and payable immediately.

The description above is qualified in its entirety by the Indenture (including the Form of Note for the Notes), which is filed as Exhibit 4.1 to this current report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.03              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01              Other Events.

Underwriting Agreement

In connection with the Notes offering on October 24, 2018, URNA and the Guarantors entered into an underwriting agreement with Wells Fargo Securities, LLC, as representative of the several underwriters named therein, relating to the sale of the Notes (the “Underwriting Agreement”). A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1, and is incorporated herein by reference.

Also in connection with the Notes offering, URI and URNA are filing an opinion of their outside counsel, Sullivan & Cromwell LLP, regarding the validity of the Notes as Exhibit 5.1 to this Form 8-K, which is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

URI and URNA hereby incorporate Exhibits 1.1, 4.1, 5.1 and 23.1 into the Registration Statement.

Exhibits

Exhibit 1.1

Underwriting Agreement for the Notes, dated October 24, 2018, among URNA, URI, each of URNA’s subsidiaries named therein and Wells Fargo Securities, LLC, as representative of the several Underwriters named therein.

Exhibit 4.1

Indenture for the Notes, dated as of October 30, 2018, among URNA, URI, each of URNA’s subsidiaries named therein and Wells Fargo Bank, National Association, as Trustee (including the Form of Note for the Notes).

Exhibit 5.1	Opinion of Sullivan & Cromwell LLP relating to the Notes.

Exhibit 23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

EXHIBIT INDEX

Exhibits

Exhibit 1.1

Underwriting Agreement for the Notes, dated October 24, 2018, among URNA, URI, each of URNA’s subsidiaries named therein and Wells Fargo Securities, LLC, as representative of the several Underwriters named therein.

Exhibit 4.1

Indenture for the Notes, dated as of October 30, 2018, among URNA, URI, each of URNA’s subsidiaries named therein and Wells Fargo Bank, National Association, as Trustee (including the Form of Note for the Notes).

Exhibit 5.1	Opinion of Sullivan & Cromwell LLP relating to the Notes.

Exhibit 23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2018

UNITED RENTALS, INC.

By:	/s/ Craig Pintoff
Name:	Craig Pintoff
Title:	Executive Vice President – Chief Administrative and Legal Officer

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Craig Pintoff
Name:	Craig Pintoff
Title:	Executive Vice President – Chief Administrative and Legal Officer